SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

FORWARD AIR CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

430 Airport Road Greeneville, Tennessee	37745

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     The following exhibit is furnished pursuant to Items 9 and 12 of Form 8-K:

     99.1    Press Release dated October 27, 2003.

Item 9. Regulation FD Disclosure.

At its meeting on October 27, 2003, the Board of Directors of the Registrant named Bruce A. Campbell as the new Chief Executive Officer replacing Scott M. Niswonger, who will remain as Chairman of the Board of Directors. The Registrant’s press release dated October 27, 2003 announcing the appointment of the new Chief Executive Officer is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

The Registrant has reported its third quarter 2003 financial results. The Registrant’s press release dated October 27, 2003 announcing the results is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: October 27, 2003	By:	/s/ Andrew C. Clarke Andrew C. Clarke Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued October 27, 2003.